UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            March 6, 2018

ALBANY INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-10026	14-0462060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

216 Airport Drive Rochester, New Hampshire	03867
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code          603-330-5850

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 5.02 Compensatory Arrangements of Certain Officers

On March 2, 2018, the Compensation Committee of the registrant’s Board of Directors granted a Restricted Stock Unit (“RSU”) award under the registrant’s 2003 Amended and Restated Restricted Stock Unit Plan to the registrant’s newly hired Chief Executive Officer, Olivier Jarrault, a named executive officer pursuant to Item 402(a)(3) of Regulation S-K. A copy of the Form of RSU Award Agreement is being filed with this report as Exhibit 10(l)(x), and is incorporated by reference herein. (The issuance if this award was anticipated and disclosed in the Registrant’s Current Report on Form 8-K filed on February 5, 2018 announcing Mr. Jarrault’s hiring and summarizing his compensation.)

The award consists of a grant of 23,567 RSUs. Upon vesting, each RSU is paid in full in cash, in an amount equal to the average closing price of one share of the registrant’s Class A Common Stock during a specified period preceding the vesting/payment date. No shares of Class A Common Stock are issued or issuable under the RSU Plan. There is no exercise price. In lieu of cash dividends, a holder of RSUs is credited with additional RSUs equal to the number of shares of Class A Common Stock having the same value on the dividend payment date as the aggregate dividends that would be payable on shares of Class A Common Stock equal in number to the RSUs held by such holder. This RSU awards vests (and is immediately paid in cash) as to one-third of the awarded units on each of the vesting dates, but only if the holder is then employed by the registrant or a subsidiary, or upon termination following a change of control as defined in the award agreement. In the event of termination of employment, all unvested RSUs terminate without payment, except that, in the case of death, disability, or involuntary termination, one-half of all unvested RSUs automatically vest and are paid at termination. The vesting dates are: March 1, 2019, March 1, 2020 and March 1, 2021.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By: /s/ John B. Cozzolino

	Name:	John B. Cozzolino
	Title:	Chief Financial Officer and Treasurer (Principal Financial Officer)

Date: March 6, 2018

EXHIBIT INDEX

Exhibit No.	Description

10(l)(x)	Form of Restricted Unit Award Agreement